UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2008
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SunPower Corporation
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34166	94-3008969
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

3939 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 240-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)
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   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On or about September 4, 2008, SunPower Corporation (the “Company”) mailed an Information Statement to its stockholders in connection with action taken by Cypress Semiconductor Corporation (“Cypress”), as the then holder of a majority of the voting power of the issued and outstanding voting securities of the Company, approving an amendment and restatement of the Company’s certificate of incorporation (as so amended, the “Restated Certificate”). The primary purposes of the amendments to the Company’s certificate of incorporation were to facilitate the spin-off by Cypress to its stockholders of the shares of the Company’s Class B common stock held by Cypress, which was completed on September 29, 2008.  The Restated Certificate was filed with the Secretary of State of the State of Delaware, and thereby became effective, on September 25, 2008.

Pursuant to the Restated Certificate, effective as of the date the Internal Revenue Service (the “IRS”) issues a Supplemental Ruling (as defined below), the voting power of a holder of more than 15% of the Company’s outstanding shares of Class B common stock with respect to the election or removal of directors is restricted to 15% of the outstanding shares of Class B common stock, unless such holder of Class B common stock has an equivalent percentage of the Company’s outstanding Class A common stock.  Because the restriction on the voting power of a holder of more than 15% of the Company’s Class B shares was not contemplated by the ruling Cypress received from the IRS regarding the spin-off, the Restated Certificate provided that this voting restriction would not become effective until such date (but would automatically be effective as of such date), if any, that the IRS issued a ruling (the “Supplemental Ruling”) that the effectiveness of the restriction will not prevent the favorable rulings received by Cypress with respect to certain tax issues arising under Section 355 of the Internal Revenue Code in connection with the spin-off from having full force and effect. On December 1, 2008, the IRS issued such Supplemental Ruling.  Accordingly, as of December 1, 2008, the voting restriction provision of the Restated Certificate is effective.

The foregoing summary of the terms of the Restated Certificate is qualified in its entirety by reference to the full text of the form of the Restated Certificate, which was filed as Exhibit 99.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on August 12, 2008 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1
Form of Restated Certificate of Incorporation (incorporated by reference to Exhibit 99.1 to SunPower Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: December 1, 2008	By: /s/ Thomas Werner
Name: Thomas Werner
Title: Chief Executive Officer